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                                              SECURITIES AND EXCHANGE COMMISSION
                                                                        FORM 8-K
                                                                    EXHIBIT 99.8


                              SETTLEMENT AGREEMENT

         This Settlement Agreement ("Agreement") is made and entered into this 12th day of November, 1998 by and between American Ecology Corporation, a Delaware corporation ("Company") and each of its subsidiary companies as identified herein (all of which are, where the context so requires, referred to as "Subsidiaries") and Chase Bank of Texas, National Association ("Bank"), a national banking association with its principal place of business in Houston, Texas (f/k/a Texas Commerce Bank, National Association).

                                    RECITALS:

         WHEREAS, effective as of October 31, 1996, the Company, each of the Subsidiaries as Guarantors, and the Bank entered into that certain agreement known as the "Third Amended And Restated Credit Agreement" (hereinafter referred to as the "Third Amended Credit Agreement");

         WHEREAS, on August 21, 1998 the Company executed and delivered to the Bank the Demand Promissory Note ("Demand Note") in the principal amount of $160,000.00;

         WHEREAS, on August 14, 1998 the Company, the Subsidiaries and the Bank agreed to settle all existing obligations of the Company and the Subsidiaries to the Bank, terminating the Third Amended Credit Agreement, in accordance with the terms, covenants and conditions contained herein;

         WHEREAS, the parties wish to execute this Agreement for the purpose of evidencing the terms, covenants and conditions of this Agreement.

         NOW THEREFORE, in consideration of the covenants, conditions and other provisions hereof, the parties agree as follows:

                                 1. DEFINITIONS

         1.1 Definitions. Unless the context in which a defined term is used clearly requires otherwise, as used in this Agreement, the following terms shall have the following meanings:

         "Assignment Agreement" means that certain Assignment entered into as of August 21, 1998 by and between the Company and the Bank, a copy of which is attached hereto as EXHIBIT 6.

         "Agreement" has the meaning specified in the introduction to this Agreement.

         "Bank" shall mean Chase Bank of Texas, National Association, a subsidiary of Chase Manhattan Corporation.

         "Business Trading Day" means any day (other than a day which is a Saturday, Sunday or legal holiday) on which the NASDAQ Stock Market, Inc. is open for trading in securities listed thereon.



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         "Cash Management and Lock Box Agreement" means that certain Cash
Management and Lock Box Agreement between the Bank and the Company dated December 22, 1992, governing the Company's account number 00100354902 at Chase.

         "Company" means American Ecology Corporation, a Delaware corporation.

         "Default" means the occurrence of any event which with the giving of notice or the passage of time or both could become an Event of Default.

         "Demand Note" has the meaning set forth in the Recitals of this Agreement.

         "Events of Default" has the meaning specified in Section 10.01 of the Third Amended Credit Agreement.

         "Fees" means all amounts payable pursuant to Section 4.01 of the Third Amended Credit Agreement.

         "Guaranteed Obligations" has the meaning specified in Section 9.01 of the Third Amended Credit Agreement.

         "Guarantors" means the Company's subsidiaries which guaranteed the Company's Obligations under the Third Amended Credit Agreement.

         "Guaranty" means the guaranty of the Guarantors contained in Article IX of the Third Amended Credit Agreement and includes any additional Guaranty.

         "Indebtedness" means, without duplication (a) all indebtedness of the Company and its Subsidiaries to the Bank for borrowed money, accrued and unpaid interest, and fees imposed by contract in respect of the borrowed money; (b) all guaranties or other contingent obligations of any kind of the Company and its Subsidiaries in respect of the Indebtedness referred to in clause (a), above; and (c) all Indebtedness of the type referred to in clause (a) or (b) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise to be secured by) any Lien upon or interest in property owned by the Company and its Subsidiaries, even though they have not assumed or become liable for the payment of such Indebtedness

         "Letter of Credit" has the meaning provided in Section 3.01 of the Third Amended Credit Agreement.

         "Letter of Credit Collateral" means cash, securities issued by or directly and fully guaranteed by the United States, deposits in the Bank or other securities, which secure the Company's obligation to the Bank in the event a Letter of Credit is drawn upon by the beneficiary thereof.

         "Letter of Credit Termination Date" means the date that a Letter of Credit expires by its terms.

         "Lien" means, when used with respect to the Company and its Subsidiaries, any Mortgage, lien, charge, pledge, security interest or encumbrance of any kind (whether voluntary or involuntary and whether imposed or created by operation of law or otherwise) upon, or pledge of, any of its property or assets, whether now owned or hereafter acquired, or any lease intended as security, any Capital Lease in the nature of the foregoing, any conditional sale agreement or other title retention agreement, in each case,



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for the purpose, or having the effect, of protecting the Bank against loss and of securing the payment or performance of the Obligations under the Third Amended Credit Agreement.

         "Loans" has the meaning provided in Section 2.03 of the Third Amended Credit Agreement.

         "Loan Documents" means the Third Amended Credit Agreement (including the Guaranty), the Notes, the Letter of Credit, the Security Agreements, the Pledge Agreements, the Mortgage and all other security documents granting Liens in the Company's property, equipment, fixtures, cash and intangible assets, including, without limitation, the Letter of Credit Collateral and all amendments, waivers, agreements and other documents modifying, amending or supplementing the Loan Documents and, to the extent the context requires, the Original Agreement, the Prior Agreements and related documents.

         "Material Adverse Effect" means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), (a) a material adverse effect on the financial condition, business or operations of the Company and its Subsidiaries taken as a whole; or (b) an event which materially impairs the ability of the Company to perform its obligations hereunder or under the Notes or the right of the Bank to enforce any of its remedies to collect any amounts owing under the Loan Documents.

         "Mortgage" means any Mortgage or Deed of Trust executed in connection with the Third Amended Credit Agreement, or supplement to a prior Mortgage and deed of trust executed by the Company or any of its Subsidiaries and granting a Lien by the Company for the benefit of the Bank on certain real property owned by the Company or any of its Subsidiaries as security for the Obligations.

         "Notes" means the Revolving Credit Note, the Term Note and the Demand Note.

         "Obligations" means all the obligations of the Company and its Subsidiaries under the Loan Documents, the Original Agreement, or the Prior Agreements or any documents executed in connection therewith, whether for principal, unpaid drawings on Letters of Credit, interest, fees, expenses, indemnification or otherwise.

         "Original Agreement" has the meaning set forth in the Recitals of the Third Amended Credit Agreement.

         "Pledge Agreements" mean those certain Amended and Restated Pledge Agreements dated October 31, 1996 executed by the Company, American Ecology Services Corporation and US Ecology, Inc., respectively, as security for the Obligations, pledging to the Bank the stock owned by each of the three above-referenced corporations, issued by their respective Subsidiaries (including ALEX).

         "Prior Agreements" has the meaning set forth in the Recitals of the Third Amended Credit Agreement.

         "Release Agreement" means the respective Release Agreements attached hereto as EXHIBIT 3a AND 3b.

         "Revolving Credit Note" has the meaning set forth in Section 2.05(a) of the Third Amended Credit Agreement.


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         "Security Agreements" mean those certain supplemental Security
Agreements dated as of the date hereof, executed by the Company and the Guarantors, respectively, in favor of the Bank, pledging to the Bank a security interest in all of the personal property and assets of each of the Loan Parties as described therein and all proceeds thereof as security for the Obligations.

         "Subrogation Agreement" means that certain Subrogation and Contribution Agreement among the Company and the Guarantors entered into in connection with the Third Amended Credit Agreement.

         "Subsidiary" means and includes, the following corporations, more than 50% of whose stock voting control of which is owned directly or indirectly by the Company: American Ecology Environmental Services Corporation; American Ecology International, Inc.; American Ecology Management Corporation; American Ecology Recycle Center, Inc.; American Ecology Services Corporation; American Liability and Excess Insurance Company ("ALEX"); Texas Ecologists, Inc.; Transtec Environmental, Inc.; US Ecology, Inc.; WPI Transportation, Inc.; and WPI Waste Carriers, Inc.; Collectively in this Agreement, the Company's subsidiaries are referred to as "Subsidiaries".

         "Term Note" has the meaning set forth in Section 2.05(b) of the Third Amended Credit Agreement.

         "Third Amended Credit Agreement" means that certain Third Amended and Restated Credit Agreement executed December 31, 1996, but dated effective as of October 31, 1996, by, between and among American Ecology Corporation and its Subsidiaries and Texas Commerce Bank National Association, now known as Chase Bank of Texas, National Association, and includes the Schedules and Exhibits thereto, and any and all subsequent written amendments, modifications, waivers, releases, agreements and other documents modifying, amending or supplementing the Third Amended Credit Agreement.

         "Ward Valley Interest Agreement" means the Ward Valley Interest Agreement attached hereto as EXHIBIT 2.

         "Ward Valley Project" means the low-level radioactive waste disposal facility to be constructed and operated by US Ecology, Inc., a Subsidiary of the Company, in accordance with the license issued by the California Department of Health Services and the leasehold interest of US Ecology which becomes effective when the transfer to California from the U.S. Department of Interior of the land located in Ward Valley, California takes place and includes, without limitation, the Ward Valley Facility and the Ward Valley Site, as each are defined in the Ward Valley Interest Agreement, and the interests conveyed to the Bank thereunder.

         "Warrant Agreement" means the Warrant Agreement attached hereto as
EXHIBIT 1.

         "Warrant" has the meaning specified in the Warrant Agreement.



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                               2. PAYMENT OF LOANS

         The Bank and the Company agreed on August 14, 1998 to the general terms upon which the Company will settle its existing Obligations to the Bank, subject to the Bank's acceptance of a business plan prepared by the Company and detailing how it will survive for the next two (2) years. More specifically, the Bank and the Company have agreed to the following:

         2.1 Payment. At the closing, as provided in Section 5 hereof, the Company shall pay, in readily available U.S. funds, the sum of $4,000,000.00 to the Bank, or as directed in writing by the Bank. As of August 21, 1998 the Demand Note has been funded by the Bank and the amount of such proceeds, together with interest thereon, for the period of time they are outstanding, shall be added to the $4,000,000.00 payment due at closing. The payment provided for in this Section shall reduce the cumulative outstanding balance of the Notes

         2.2 Ward Valley Project Interest. The Company's Subsidiary, US Ecology, Inc., shall sell, assign and convey to the Bank an interest in and to the Ward Valley Project to the maximum value of $29,600,000.00, which sum shall further reduce the collective outstanding balance of the Notes. The $29,600,000.00 shall be reduced by a maximum amount of $1,000,000.00 (50% of $2.0 million) of legal fees and costs incurred by the Company and US Ecology in pursuing litigation involving the Ward Valley Project, after November 13, 1998. The interest in the Ward Valley Project shall be governed solely by the Ward Valley Interest Agreement, attached hereto as EXHIBIT 2.

         2.3 Warrants. In satisfaction of the remaining collective outstanding balance of the Notes, the Company shall grant to the Bank a Warrant to purchase up to 1,349,843 shares of the Company's common stock at any time beginning on the date of closing up to and including June 30, 2010 at a price of $1.50 per share provided that the Warrant shall expire and thereafter be of no force or effect thirty (30) days from the date the Bank has received $35.0 million resulting from the payments provided for herein and any partial exercise or sale of the Warrant. The Warrant provided for in this Agreement replaces the October 31, 1996 Warrant, which is canceled. The Warrant shall be subject to the anti-dilution provisions contained therein.

         2.4 Mutual Releases. The Company and the Bank shall enter into release agreements for the purpose of releasing each other and their respective Subsidiaries and affiliates, officers, directors, employees and attorneys, from all liability of any kind, whether existing, accrued or which might arise from or be incurred in respect of the Third Amended Credit Agreement, the Loan Documents, the Indebtedness of the Company to the Bank, and any action or inaction taken by either party in regard to such documents and the underlying transactions prior to the closing. The releases shall not extend to or operate to excuse performance of any obligations undertaken in accordance with this Agreement, the Warrant Agreement, the Ward Valley Interest Agreement, the Assignment Agreement and Section 11.05(a) of the Third Amended Credit Agreement.



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         2.5 Business Plan. The Company shall prepare and provide the Bank with a 2-year forward looking business plan based on reasonable assumptions and future projections of the Company's operating results and periodic capital structure. The assumptions used and basis for financial projections shall be described with sufficient clarity to enable the Bank to reach a reasonable conclusion that the Company has a reasonable plan and chance to survive for the period covered by the business plan and to accept the plan. The Bank agrees it will not arbitrarily or capriciously reject the plan and that it will specify in writing the part or parts of the plan which caused the Bank to conclude the Company cannot survive for the period covered by the plan. Thereafter, the Company may submit additional or clarifying information to the Bank in order for the Bank to reconsider its decision and accept the plan. If the Bank, upon reconsideration, fails or refuses to accept the plan, then all of the obligations of the Company and the Bank undertaken by this Agreement, and all exhibits hereto, including, without limitation, the Release Agreement, shall no longer be binding .

         2.6 Release of Liens. The Bank shall, at the Company's expense, prepare such documentation as may be necessary or convenient to release all Liens and encumbrances held by the Bank with regard to the Company's property, equipment, fixtures, cash, furnishings and intangible property; it being the intent of the parties that upon consummation of the transactions provided for herein, the Bank shall have no Lien, encumbrance or other interest of any kind in any of the property of the Company or its Subsidiaries, except as is provided in EXHIBITS 1 AND 2 and Section 2.12 of this Agreement.

         2.7 Extinguishment of Indebtedness. Upon the payment as provided for in
Section 2.1 hereof, the granting of an interest in the Ward Valley Project as provided for in Section 2.2 hereof, and the granting of the Warrant as provided for in Section 2.3 hereof, any and all Indebtedness of the Company and each of its Subsidiaries shall be deemed to have been fully paid, discharged, extinguished or forgiven, as the case may be, with the effect that the Bank shall have no claim of any sort for money lent or interest thereon, against the Company or any of its Subsidiaries, whether individually or collectively, except as provided in Section 2.12 hereof.

         2.8 Termination of Loan Documents. Upon the Company's performance of its obligations under Sections 2.1, 2.2, 2.3, 2.4 and 2.5 hereof, the Loan Documents, except the modified deed of trust provided for in Section 2.12 and
3.2 (d) hereof, shall be deemed fully performed and any and all Obligations of the Company and its Subsidiaries, whether as Guarantors thereof or otherwise, shall be fully performed and discharged. The Loan Documents shall be of no further force or effect for any purpose whatever. At the closing, the Bank shall return all collateral held by the Bank in securing the Indebtedness, including, without limitation, all cash, securities (except as provided in Section 2.9 hereof), and the original stock certificates issued to the Company by the direct and indirect Subsidiaries of the Company.

         2.9 Letter of Credit. On or about October 31, 1998, the Bank issued for the benefit of Zurich Insurance Company, its Letter of Credit No. I-474394 in the face amount of $674,575.00 (the "Letter of Credit"). The Letter of Credit expires October 31, 1999 and is secured by cash or other securities in the


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approximate amount of the face amount of the Letter of Credit. The Bank agrees that it shall immediately wire transfer, at the direction of the Company, or otherwise deliver to the Company or its designee, the cash or securities held as the Letter of Credit Collateral, together with any earnings or interest thereon when the original Letter of Credit is returned (or certified lost) to the Bank by the beneficiary, accompanied by a letter from the beneficiary requesting its cancellation, regardless of whether the closing has yet occurred.

         2.10 Transition to New Bank. The Company and the Bank understand and agree that one of the purposes of this Agreement is to terminate all relationships between the Company, its Subsidiaries and the Bank, except the continuing relationship provided for in EXHIBITS 1 AND 2 and Section 2.9 hereof. The Company and the Bank understand and agree that the Company shall close all of its accounts identified on EXHIBIT 5 attached hereto and incorporated herein by reference, in an orderly manner; provided, however that the Bank and the Company agree to maintain its lock box account in accordance with the Cash Management and Lock Box Agreement, for a reasonable transition period of time so that the Company may direct its customers to forward invoice payments to its new bank. Upon completion of the transition period, the Cash Management and Lock Box Agreement shall be terminated by the parties thereto. The Company and the Bank agree to cooperate with one another and the Company's new bank during the transition from the Bank to the Company's new bank. Except in the event of its gross negligence or willful misconduct, the Bank shall not be liable for operation of the Cash Management and Lock Box Agreement or other Company accounts during the transition period.

         2.11 Tax Reporting. Although the Company believes the total consideration paid in accordance with this Agreement exceeds the total outstanding balance of the Notes, and the Bank is uncertain as to the total value, accordingly, the Bank may, if it so chooses, file a Form 1099-C report with the Internal Revenue Service with the following language inserted:

         "The total principal owed as of November 13, 1998 is $31,494,330.97. In exchange for a release of liability for this debt , Chase Bank received $4,163,682.19 in cash, warrants equal to 10.0% of American Ecology Corporation's (`AEC') outstanding common stock, and an interest in certain rights to receive payments from the Ward Valley, California low-level radioactive waste disposal facility being developed by an AEC subsidiary. AEC values the total consideration as exceeding the principal amount of the debt discharged. Chase Bank is unable to determine the value of the non-cash payments."

         2.12 Assignment Agreement and Collateral. To provide reasonable assurance to the Bank that it can honor its endorsement liability as provided in the Assignment Agreement, the Company agrees to grant the Bank a security interest in that certain real property of the Company located near Winona, Texas and the Company shall repurchase twenty-five percent (25%) of the repurchase obligation by paying the Bank $8,000 monthly for twenty-three months beginning December 1, 1998 and ending October 1, 2000. Failure to make such payments shall constitute a default hereunder and shall allow the Bank to take all



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remedies available to it at law or in equity. With the Bank's consent, which shall not be unreasonably withheld, the Company may from time to time substitute other collateral for that at the Winona, Texas location. The Company shall have the right at any time to repurchase at face value the entire balance of the interest assigned under the Assignment Agreement and not already repurchased as provided for in this Section 2.12. Interest paid by the Internal Revenue Service with respect to the income tax refund claim previously assigned to the Bank under the Assignment Agreement shall be distributed to the Bank and the Company in accordance with their respective ownership of the income tax refund claim at the time the interest accrued to the claim.

                             3. CONDITIONS PRECEDENT

         3.1 Conditions to Company's Obligations. The obligations of the Company and its Subsidiaries under this Agreement are subject to the following conditions:

         (a) Satisfaction of Covenants. Prior to the closing, the Bank shall have fully performed, satisfied and fulfilled each of the obligations imposed upon the Bank pursuant to the terms of this Agreement;

         (b) Approval of the Company's Directors. The Company and each of its subsidiaries shall have obtained the approval of a majority of its directors to enter into and perform this Agreement;

         (c) Financing. The Company shall have obtained satisfactory financing to perform its obligations pursuant to this Agreement;

         (d) Default Waiver. The Bank shall have waived any Default or Event of Default occurring between August 14, 1998 and the closing date, if not previously waived, provided that such Default or Event of Default has not caused or resulted in a Material Adverse Effect on the Company and its Subsidiaries when taken together as a whole.

         (e) Letter of Credit Collateral. The Bank shall have transferred, as the Company so directed, the Letter of Credit collateral securing the Letter of Credit referred to in Section 2.9 hereof.

         (f) Business Plan. The Bank shall have accepted the Company's future business plan, as provided in Section 2.5 hereof.

         3.2 Conditions to Bank's Obligations. The obligations of the Bank under this Agreement are subject to the following conditions:

                  (a) Satisfaction of Covenants. The Company and its Subsidiaries shall have satisfied and fulfilled each of the obligations imposed upon them pursuant to the terms of this Agreement.

                  (b) Business Plan. The Company shall have prepared and provided to the Bank its future business plan which shall have been accepted by the Bank, as described in Section 2.5 hereof.

                  (c)  Intentionally Left Blank.



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                  (d) Deed of Trust Modification. The Company shall have
         delivered to the Bank a modification of the deed of trust encumbering the Company's Smith County, Texas real property, in accordance with
         Section 2.12 hereof.

                        4. REPRESENTATIONS AND WARRANTIES

         4.1 Representations and Warranties of the Company. In order to induce the Bank to enter into this Agreement and to perform its Obligations hereunder, the Company, and each of its Subsidiaries to the extent applicable and relevant, make the following Representations and Warranties to the Bank:

                  (a) Organization and Qualification. The Company and each of its Subsidiaries is a corporation duly organized, validly existing under the laws of the state of its incorporation, has the corporate power and authority to own its property and to carry on its business as now conducted. Each of the Company's directly owned Subsidiaries are wholly owned subsidiaries and each indirect Subsidiary is wholly owned by a direct Subsidiary of the Company.

                  (b) US Ecology License. US Ecology, Inc., a direct Subsidiary of the Company, is the licensee of the State of California which status affords it the sole right to develop and operate a low-level radioactive waste disposal site at Ward Valley, California in accordance with the Low Level Radioactive Waste Policy Act, as amended.

                  (c) Ward Valley Litigation. US Ecology is a plaintiff in two pending court cases concerning the Ward Valley Project. The cases are styled as: (i) US Ecology, Inc. v United States of America, United States Court of Federal Claims, Case No. 97-65C; and (ii) US Ecology, Inc. v U.S. Department of the Interior, et al, U.S. District Court, District of Columbia, Case No. 1:97CV00365, each of which is more particularly described on EXHIBIT 4 attached hereto and incorporated herein.
                  (d) Authorization and Validity. The Company and each of its Subsidiaries executing this Agreement have all requisite corporate power and authority to execute, deliver this Agreement and to perform their respective obligations hereunder, and under the Warrant, the Ward Valley Interest Agreement, and the Release, and all such actions have been duly authorized by all necessary proceedings. When it has been duly executed and delivered by the Company and its Subsidiaries to the Bank, this Agreement will constitute a valid and legally binding agreement of the Company and its Subsidiaries enforceable in accordance with its terms. The Warrant, the Ward Valley Interest Agreement, and the Release will, upon the execution and delivery thereof, constitute valid and legally binding obligations of the Company and its Subsidiaries enforceable in accordance with the respective terms thereof. The enforceability of this Agreement, the Warrant and the Release may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of contract rights generally, and by general principles of equity.



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


                  (e) Governmental Consents. No authorization, consent, approval, license or exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for the valid execution, delivery or performance by the Company or its Subsidiaries of this Agreement, the Warrant, the Ward Valley Interest Agreement, and the Release.

         4.2 Representations and Warranties of the Bank. In order to induce the Company to enter into this Agreement and to perform its Obligations hereunder, the Bank makes the following representations and warranties to the Company and, to the extent applicable and relevant, to the Company's Subsidiaries:

                  (a) Organization and Qualification. The Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States, has the corporate power and authority to carry on its business as now conducted and is duly qualified to enter into and perform the obligations undertaken by this Agreement.

                  (b) Authorization and Validity. The Bank has all requisite corporate power and authority to execute, deliver this Agreement and perform its obligations under this Agreement, the Ward Valley Interest Agreement and the Release, and all such action has been duly authorized by all necessary proceedings on its part. When it has been duly executed and delivered by the Bank to the Company, this Agreement will constitute a valid and legally binding agreement of the Bank, enforceable in accordance with its terms. The Ward Valley Interest Agreement and the Release will, when duly executed and delivered, constitute valid and legally binding agreements of the Bank, enforceable in accordance with the respective terms thereof. The enforceability of this Agreement and the Release may be limited by insolvency, receivership, fraudulent transfer or other similar laws relating to or affecting the enforcement of claims against a national banking association.

                  (c) Governmental Consent. No authorization, consent, approval, charter, memorandum of understanding or other agreement with any state or federal bank regulatory authority or order of any court or governmental agency or instrumentality is necessary for the valid execution, delivery or performance by the Bank of this Agreement, the Ward Valley Interest Agreement and the Release.

                  (d) Extinguishment of Debt. Upon the performance by the Company and US Ecology of their respective obligations undertaken in
         Section 2.1, 2.2, 2.3, 2.4 and 2.5 of this Agreement, (i) except as provided in subsection (ii) below, all Indebtedness of the Company and its Subsidiaries to the Bank under the Notes, the Third Amended Credit Agreement, all Loan Documents, all Prior Agreements and any amendments, modifications, restatements, waivers, extensions or other agreements related thereto, shall be fully paid, performed and discharged; and
         (ii) upon the full and complete performance of this Agreement by the Bank and the Company and its Subsidiaries, no contractual obligations exist between the Bank and the Company and its Subsidiaries, except



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

         those undertaken in accordance with the Warrant, the Ward Valley Interest Agreement, the Releases (including the indemnity provisions in favor of the Bank retained and referenced therein), the Assignment Agreement, the Letter of Credit and related collateral provided for in
         Section 2.9 hereof, the collateral documents provided for in Section
         2.12 hereof, and those identified in Section 6.1 of this Agreement.

                                   5. CLOSING

         5.1 Date and Location. On or about November 13, 1998 a closing shall be held at the offices of the Bank in Houston, Texas at such time as is convenient for the Bank and the Company.

         5.2 Extension. One time only, AEC shall have the right to unilaterally extend the closing for a period not to exceed ten (10) days from November 13, 1998 upon letter notification to the Bank. Thereafter, any extension of the closing date may only be made with the consent of both parties to this Agreement. Any extension of the closing shall not serve to enlarge, modify or amend the obligations of the parties under this Agreement, unless otherwise provided in writing.

         5.3 Company's Closing Obligations. At the closing, as provided for above, the Company and its relevant Subsidiaries shall:

         (a) pay to the Bank in U.S. Dollars the exact amount calculated in accordance with Section 2.1 hereof;

         (b) execute and deliver to the Bank the Warrant, attached hereto as
         EXHIBIT 1;

         (c) execute and deliver to the Bank the Ward Valley Interest Agreement, attached hereto as EXHIBIT 2;

         (d) execute and deliver to the Bank the Release Agreement, attached hereto as EXHIBIT 3A; and

         (e) provide the Bank with two (2) copies of its business plan.

         5.4 Bank's Closing Obligations. At the closing, as provided for above, the Bank shall:

         (a) deliver each of the original signed Notes to the Company;

         (b) execute and deliver releases suitable for recording or filing, as the case may be, of (i) Deeds of Trust; (ii) security interests; (iii) the Guaranty Agreements; (iv) the Pledge Agreements; and (v) all other Liens of the Bank;

         (c) deliver to the Company all original stock certificates held by the Bank of the Company's Subsidiaries;

         (d) deliver to the Company the original unexercised Warrant dated October 31, 1996;

         (e) execute and deliver to the Company the Ward Valley Interest Agreement attached hereto as EXHIBIT 2;

         (f) execute and deliver to the Company the Release Agreement attached hereto as EXHIBIT 3b;

         (g) execute and deliver to the Company a release from the Subrogation Agreement; and

         (h) wire transfer, as directed by the Company and its subsidiary, American Liability and Excess Insurance Company, the $1,000,000.00 held by the Bank in account number 295259, which serves as security for the performance bond underwritten by American Liability and Excess Insurance Company in favor of the Central Interstate Compact Commission.

                                6. MISCELLANEOUS

         The following provisions are an integral part of this Agreement:

         6.1 Survival of Terms. Sections 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12,
4.1(d), 4.1(e), 4.2(b) and 4.2(d) hereof, and all documents executed in accordance with this Agreement, including without limitation, the Warrant, the Ward Valley Interest Agreement and the Releases, shall survive the execution and delivery hereof or thereof and the closing, and shall remain in full force and effect thereafter.

         6.2 Assignment. This Agreement may be assigned by a party only with the prior written approval of the other party, which approval may not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors or assigns, if any.

         6.3 Entire Agreement. This Agreement together with the exhibits attached hereto, constitutes the entire agreement of the parties. There are no binding promises, terms or conditions other than those contained herein. This Agreement shall supersede all previous communications, representations or agreements, whether oral or written, between the parties.

         6.4 Titles. Section titles or captions to this Agreement are for convenience only and do not define, limit, augment, extend or describe the content or scope of intent of this Agreement and shall not be deemed to be a part hereof.

         6.5 Gender. Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female and neuter genders, and vice versa.

         6.6 Notices. Any notice required or permitted by this Agreement to be given by a party to the other shall be deemed served, given and received when personally delivered to an officer of such party, or in lieu of such personal service or delivery, when deposited in the U.S. mail, registered or certified mail, postage pre-paid, return receipt requested, and received, or three days from the date of such mailing, whichever is earlier, addressed as follows:



Chase:                              Chase Bank of Texas, N.A.              Telephone: (713) 216-5162
                                    712 Main Street, 24TCB E-74            Facsimile: (713) 216-2092
                                    Houston, Texas  77002
                                    Attn.:  Mr. Bruce A. Shilcutt

         with a copy to:            Thomas J. Perich, Esq.                 Telephone: (713) 220-4200
                                    Andrews & Kurth L.L.P.                 Facsimile: (713) 220-4285
                                    4200 Texas Commerce Tower
                                    Houston, Texas  77002


The Company                         American Ecology Corporation           Telephone: (208) 331-8400
or any                              805 West Idaho Street, Suite 200       Facsimile: (208) 331-7900
Subsidiary:                         Boise, Idaho  83702
                                    Attn.:  Joseph J. Nagel, President

         with a copy to:            Legal Department                       Telephone: (208) 331-8400
                                    805 West Idaho Street, Suite 200       Facsimile: (208) 331-7990
                                    Boise, Idaho  83702


         6.7 Counterparts. This Agreement may be executed in any number of counterparts, and once so executed by all parties hereto each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one Agreement.

         6.8 Further Agreements. The parties to this Agreement shall execute and deliver all documents, provide all information which is not confidential, take or forebear from all such action as my be necessary, convenient or appropriate to fully perform the intent of the transactions expressed by this Agreement.

         6.9 Choice of Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, in applying the laws of New York, its conflict of law rules shall not be employed to apply the substantive or procedural laws or equitable principles of any other state. Venue for any action brought hereunder by either party shall lie exclusively in the federal district courts for the Southern District of New York, or only in the event the diversity or jurisdictional limits thereof are not met, in the courts of the State of New York in the borough of Manhattan, City of New York.

         6.10 Time of Essence. All times provided for in this Agreement, or in any other document executed in accordance herewith, requiring the performance of any act will be strictly construed, time being of the essence.

         6.11 Attorneys' Fees. In the event it becomes necessary for either party to commence any action or suit to enforce its rights pursuant to this Agreement, the prevailing party in such litigation shall be entitled to an award of reasonable attorneys' fees, including without limitation, fees and costs allocable to in-house counsel, incurred in relation thereto.

         6.12 Fees and Commissions. Each party agrees to pay and hold the other party harmless from any commissions or fees of any nature, including, but not limited to, attorneys' fees incurred in negotiation and preparation of this Agreement, by any person or entity employed or allegedly employed by such party.

         6.13 Severability. In the event that any part, provision, representation, covenant, condition or warranty contained in this Agreement is prohibited by law or is held to be void or unenforceable, such provision shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         6.14 Construction. Both the Bank and the Company have been represented by counsel in the course of the negotiations for and the preparation of this Agreement; accordingly, in all cases, the language of this Agreement will be construed simply, according to its fair meaning, and not strictly for or against either party.

         6.15 Modification and Waiver. The waiver, compromise, or cure of any breach or default hereunder by either party hereto must be done in writing, signed by the parties hereto, and shall not be considered a waiver of any other similar or dissimilar breach or default. Any modification to any provision herein contained or any amendment to this Agreement shall be effective only if such modification or amendment is in writing and signed by each of the parties hereto.

         6.16 Laws and Regulations. This Agreement and all acts of the parties conducted under or in connection with this Agreement, are subject to all valid and applicable federal, state and local laws and ordinances and all applicable rules, orders and regulations of any duly constituted federal, state or local regulatory body or authority having jurisdiction, and all acts of the parties shall be conducted in conformity therewith.

         6.17 Authority. Each party executing this Agreement on behalf of his respective association or corporation, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Agreement on behalf of said association or corporation in accordance with a duly adopted resolution of the board of directors of said association or corporation, or in accordance with the authority granted him by the bylaws or governing documents of said association or corporation, as the case may be, and that this Agreement is binding upon such association or corporation and all its partners in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

COMPANY:                            AMERICAN ECOLOGY CORPORATION

                                    By: /s/ Jack K. Lemley
                                       ----------------------------------------
                                            Jack K. Lemley
                                            Chief Executive Officer


SUBSIDIARIES:                       AMERICAN ECOLOGY ENVIRONMENTAL SERVICES
                                     CORPORATION

                                    AMERICAN ECOLOGY INTERNATIONAL, INC.

                                    AMERICAN ECOLOGY MANAGEMENT CORPORATION

                                    AMERICAN ECOLOGY RECYCLE CENTER, INC.

                                    AMERICAN ECOLOGY SERVICES CORPORATION

                                    AMERICAN LIABILITY AND EXCESS INSURANCE
                                     COMPANY

                                    TEXAS ECOLOGISTS, INC.

                                    TRANSTEC ENVIRONMENTAL, INC.

                                    US ECOLOGY, INC.

                                    WPI TRANSPORTATION, INC.

                                    WPI WASTE CARRIERS, INC.



                                    By: /s/ Jack K. Lemley
                                       ----------------------------------------
                                            Jack K. Lemley
                                            Chief Executive Officer


BANK:                               CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                                    By: /s/ Bruce A. Shilcutt
                                       ----------------------------------------
                                            Bruce A. Shilcutt
                                            Vice President